UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2017

Cousins Properties Incorporated

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Peachtree Street, NE, Suite 500 Atlanta, Georgia	30303-1740
(Address of Principal Executive Offices)	(Zip Code)

(404) 407-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.  Other Events.

On October 6, 2016, Cousins Properties Incorporated (“Cousins”) consummated the merger (the “Merger”) of Parkway Properties, Inc. (“Parkway”) with and into Clinic Sub Inc., a wholly owned subsidiary of Cousins (“Merger Sub”), with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Cousins.  The Merger was completed pursuant to the terms of that certain Agreement and Plan of Merger (the “Merger Agreement”), entered into on April 28, 2016, by and among Cousins, Parkway, Parkway Properties LP and Merger Sub.

Immediately following the effective time of the Merger, Cousins separated the portion of its combined businesses relating to the ownership of real properties in Houston, Texas (the “Houston Business”) from the remainder of the combined businesses (the “Separation”).  In connection with the Separation, on October 6, 2016, Cousins and Parkway effected a reorganization (the “Reorganization”), pursuant to which the Houston Business was transferred to Parkway, Inc. (“New Parkway”), and the remainder of the combined businesses was transferred to Cousins Properties LP, a Delaware limited partnership.  On October 7, 2016, Cousins then consummated its pro rata distribution of all outstanding shares of common and limited voting stock, respectively, of New Parkway to Cousins’s common and limited voting preferred stockholders, including legacy Parkway common and limited voting stockholders (the “Spin-off”).

This Current Report on Form 8-K updates the unaudited pro forma consolidated condensed financial statements included in Cousins’ Registration Statement on Form S-4 (File No. 333-211849), which combine the historical consolidated financial statements of Cousins and Parkway, giving effect to the Merger and the Spin-off.  The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2016 and for the year ended December 31, 2015 and the unaudited pro forma condensed combined balance sheet as of September 30, 2016 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Filed as Exhibit 99.1 and incorporated herein by reference are the audited consolidated financial statements of Parkway as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the unaudited consolidated financial statements of Parkway as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1

Audited consolidated financial statements of Parkway and its subsidiaries, as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the report of the independent registered public accounting firm related thereto; and unaudited condensed consolidated financial statements of Parkway and its subsidiaries as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015.

Exhibit 99.2

Unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of September 30, 2016, and pro forma condensed combined statements of income for the years ended December 31, 2015, 2014 and 2013 and the nine months ended September 30, 2016, and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED.

Dated: January 4, 2017	/s/ Gregg D. Adzema
Gregg D. Adzema
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1

Audited consolidated financial statements of Parkway and its subsidiaries, as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the report of the independent registered public accounting firm related thereto; and unaudited condensed consolidated financial statements of Parkway and its subsidiaries as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015.

Exhibit 99.2

Unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of September 30, 2016, and pro forma condensed combined statements of income for the years ended December 31, 2015, 2014 and 2013 and the nine months ended September 30, 2016, and the related notes.